Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,751,000
Previously Paid Amount	0.00
Total Fee Amount	2,865.71
Total Offset Amount	0.00
Net Fee	$ 2,865.71